Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

FOR DISTRICT OF DELAWARE

In re: Children’s Books & Toys, Inc.	Case No. 03-13674
Reporting Period: March 2004 (February 29, 2004 thru April 3, 2004)

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes	No
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1 (CON’T)	Yes	Yes
Copies of bank statements		Yes	Yes
Cash disbursements journals		Yes	No
Statement of Operations	MOR-2	Yes	No
Balance Sheet	MOR-3	Yes	No
Status of Postpetition Taxes	MOR-4	Yes	Yes
Copies of IRS Form 6123 or payment receipt		No	No
Copies of tax returns filed during reporting period		No	No
Summary of Unpaid Postpetition Debts	MOR-4	Yes	No
Listing of aged accounts payable		Yes	Yes
Accounts Receivable Reconciliation and Aging	MOR-5	Yes	No
Debtor Questionnaire	MOR-5	Yes	No

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

Signature of Authorized Individual*	Date

Jerome A. Kollar	Senior Vice President - Finance
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

FORM MOR
(9/99)

In re: Children’s Books & Toys, Inc.	Case No. 03-13674
Debtor	Reporting Period: March 2004 (February 29, 2004 thru April 3, 2004)

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statement.   The beginning cash should be the ending cash from the prior month or, if this is the first report,  the amount should be the balance on the date the petition was filed.   The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns.   The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1) .  Attach copies of the bank statements and the cash disbursements journal.  The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page.   A bank reconciliation must be attached for each account.  [See MOR-1 (CON’T)]

	Operating	Concentration	Main Acct	Escrow	Controlled Disb Acct	Main Disb Acct	Disb Acct	Disb Acct	Payoll
CASH BEGINNING OF MONTH	37,545,150	816,740	-2,957,540	4,727,765	1,000,000	-1,585,913	-118,669	-735	-14,669

RECEIPTS
CASH SALES (1)
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS	3,535,414
OTHER (ATTACH LIST)
TRANSFERS (FROM DIP ACCTS)	3,197,812	30,476,410	4,457,540			4,486,806	744,099

TOTAL RECEIPTS	6,733,226	30,476,410	4,457,540	0	0	4,486,806	744,099	0	0

DISBURSEMENTS
NET PAYROLL	44,222
PAYROLL TAXES
Fund Payroll Accounts
Fund Disbursement Accounts
SALES, USE, & OTHER TAXES
INVENTORY PURCHASES
SECURED/ RENTAL/ LEASES							196,917
INSURANCE							177,458
ADMINISTRATIVE							368,231
SELLING	209,187						4,980
OTHER (ATTACH LIST) (1)	2,237,600
Paydown Line
OWNER DRAW *
Transfers to concentration accounts	41,642,358			3,197,812

PROFESSIONAL FEES	113,710
U.S. TRUSTEE QUARTERLY FEES	10,000
COURT COSTS
TOTAL DISBURSEMENTS	44,257,076	0	0	3,197,812	0	0	747,586	0	0

NET CASH FLOW (RECEIPTS LESS DISBURSEMENTS)	-37,523,850	30,476,410	4,457,540	-3,197,812	0	4,486,806	-3,487	0	0

CASH - END OF MONTH	21,300	31,293,151	1,500,000	1,529,953	1,000,000	2,900,893	-122,156	-735	-14,669

	Fleet Payroll	Payroll	Store Accounts	CURRENT MONTH		CUMULATIVE FILING TO DATE
				ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	-20,109	-58,375	55,500	39,389,144		1,332,566

RECEIPTS
CASH SALES (1)				0		1,628,703
ACCOUNTS RECEIVABLE			1,792	1,792		76,381,124
LOANS AND ADVANCES				0		264,000
SALE OF ASSETS				3,535,414		37,371,192
OTHER (ATTACH LIST)				0		11,279,146
TRANSFERS (FROM DIP ACCTS)	206,682	602,852		44,172,202		99,297,647
				0		0
TOTAL RECEIPTS	206,682	602,852	1,792	47,709,408		226,221,812

DISBURSEMENTS
NET PAYROLL		583,993		628,215		2,643,459
PAYROLL TAXES		116,799		116,799		968,175
Fund Payroll Accounts				0		0
Fund Disbursement Accounts				0		684,421
SALES, USE, & OTHER TAXES				0		834,094
INVENTORY PURCHASES				0		106,916
SECURED/ RENTAL/ LEASES				196,917		1,296,211
INSURANCE				177,458		704,186
ADMINISTRATIVE				368,231		3,178,398
SELLING				214,167		5,254,215
OTHER (ATTACH LIST) (1)				2,237,600		23,454,409
Paydown Line				0		48,058,678
OWNER DRAW *				0		0
Transfers to concentration accounts	211,246		11,717	45,063,133		101,909,373
				0		0
PROFESSIONAL FEES				113,710		479,520
U.S. TRUSTEE QUARTERLY FEES				10,000		10,000
COURT COSTS				0		0
TOTAL DISBURSEMENTS	211,246	700,791	11,717	49,126,229		189,582,055

NET CASH FLOW (RECEIPTS LESS DISBURSEMENTS)	-4,564	-97,939	-9,925	-1,416,821		36,639,757

CASH - END OF MONTH	-24,673	-156,315	45,575	37,972,323		37,972,323

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)

TOTAL DISBURSEMENTS	$
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS:ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$

FORM MOR-1
(9/99)

(1)           OTHER (RECEIPTS&DISBURSEMENTS)

Current Period - Includes amounts for sales of leases and payments to SB Liquidation Group.

Cumulative - Includes amounts received/disbursed related to Liquidation Agreement with SB Capital and the purchase of Right Start inventory by Hancock Park Capital.

GENERAL NOTE:

Amounts which were incurred/paid by Children’s Books and Toys, Inc. (Case No. 03-13674) and reimbursed by Hancock Park Capital II LP and SB Capital Group are recorded net on these statements.

In re: Children’s Books & Toys, Inc.	Case No. 03-13674
Debtor	Reporting Period: March 2004 (February 29, 2004 thru April 3, 2004)

BANK RECONCILIATIONS

Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account.  The debtor’s bank reconciliation may be substituted for this page.

Operating	Payroll	Tax	Other
#	#	#	#

BALANCE PER BOOKS

BANK BALANCE
(+) DEPOSITS IN TRANSIT (ATTACH LIST)	SEE LISTING ATTACHED WHICH INCLUDES:
(-) OUTSTANDING CHECKS (ATTACH LIST)	BANK ACCOUNT NAME
OTHER (ATTACH EXPLANATION)	BANK ACCOUNT NUMBER
ADJUSTED BANK BALANCE *	BOOK BALANCE FOR EACH BANK ACCOUNT LISTED

* Adjusted bank balance must equal balance per books

ALL ACCOUNTS HAVE BEEN RECONCILED AS OF APRIL 3, 2004.

DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING	Ck. #	Amount	Ch. #	Amount	Ck. #	Amount	Ck. #	Amount

GENERAL NOTE:

Amounts which were incurred/paid by Children’s Books and Toys, Inc. (Case No. 03-13674) and reimbursed by Hancock Park Capital II LP and SB Capital Group are recorded net on these statements.

OTHER

In re: Children’s Books & Toys, Inc.	Case No. 03-13674
Debtor	Reporting Period: March 2004 (February 29, 2004 thru April 3, 2004)

STATEMENT OF OPERATIONS

(Income Statement)

(000s)

The Statement of Operations is to be prepared on an accrual basis.  The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Gross Revenues	$—	$6,551.6
Less: Returns and Allowances	—	(226.5)
Net Revenue	$—	$6,325.1
COST OF GOODS SOLD
Beginning Inventory	—	—
Add: Purchases	—	—
Add: Cost of Labor	—	—
Add: Other Costs (attach schedule)	—	—
Less: Ending Inventory	—	—
Cost of Goods Sold		3,976.9
Gross Profit	$—	$2,348.2
OPERATING EXPENSES
Advertising	—	34.9
Auto and Truck Expense	—	—
Bad Debts		—
Contributions		—
Employee Benefits Programs		—
Insider Compensation*		—
Insurance	43.6	(3.7)
Management Fees/Bonuses		—
Office Expense	—	36.7
Pension & Profit-Sharing Plans		—
Repairs and Maintenance		108.7
Rent and Lease Expense	144.8	263.1
Salaries/Commissions/Fees	81.3	1,971.8
Supplies	3.3	36.8
Taxes - Payroll	27.8	215.5
Taxes - Real Estate		—
Taxes - Other		—
Travel and Entertainment	10.6	106.6
Utilities	31.8	146.9
Other (attach schedule)	51.5	2,739.2
Total Operating Expenses Before Depreciation	394.7	5,656.5
Depreciation/Depletion/Amortization	—	257.6
Net Profit (Loss) Before Other Income & Expenses	$(394.7)	$(3,565.9)
OTHER INCOME AND EXPENSES
Other Income (attach schedule)		—
Interest Expense		2,878.1
Other Expense (attach schedule)		—
Net Profit (Loss) Before Reorganization Items	$(394.7)	$(6,444.0)
REORGANIZATION ITEMS
Professional Fees	69.6	2,686.8
Allocation of Previously Recorded Professional Fees to Entities	(2,355.5)	(2,355.5)
U. S. Trustee Quarterly Fees	—	17.5
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)	—	—
Gain (Loss) from Sale of Equipment	—	—
Other Reorganization Expenses (attach schedule)	958.3	11,426.9 (1)
Total Reorganization Expenses	(1,327.6)	11,775.8
Income Taxes		—
Net Profit (Loss)	$932.9	$(18,219.8)

*“Insider” is defined in 11 U.S.C. Section 101(31).

FORM MOR-2
(9/99)

(1) Reorganization expense relates to the recording of lease rejection damages, the writeoff of furniture, fixtures and equipment and the loss on inventory in relation to the liquidation of stores.

GENERAL NOTE:

Amounts which were incurred/paid by Children’s Books and Toys, Inc. (Case No. 03-13674) and reimbursed by Hancock Park Capital II LP and SB Capital Group are recorded net on these statements.

In re: Children’s Books & Toys, Inc.	Case No. 03-13674
Debtor	Reporting Period: March 2004 (February 29, 2004 thru April 3, 2004)

STATEMENT OF OPERATIONS-continuation sheet

(000s)

BREAKDOWN OF “OTHER” CATEGORY	Month	Cumulative Filing to Date

Other Costs
Credit Card Fees / Chargebacks	$11.8	$137.8
(Over)/Short		(3.7)
Consulting Fees		17.9
Accouting Fees/Payroll Fees	4.9	13.9
Legal Fees	17.3	35.7
Business Insurance		94.5
Bank Service charge/Fees	0.7	38.1
Inv. Fees		—
Investor Relations		2.2
Employee Relocation		0.1
Impairment Charge for Closing Stores’ PP&E		—
Distribution Charges		2,250.5
Accrued Severance		—
Other/Miscellaneous	15.0	123.9
Shipping	1.8	28.3
Catalog		—

	$51.5	$2,739.2
Other Operational Expenses
None

Other Income
None

Other Expenses
None

Other Reorganization Expenses
Sale of FAO Schwarz intellectual property	—	(15,000.0)
Lease Rejection Damages	—	3,121.1
Loss on Furniture, Fixtures and Equipment	844.7	7,661.6
Gain/Loss on Inventory	113.6	9,759.6
Writeoff Of Intangible Assets	—	5,884.6

	$958.3	$11,426.9

GENERAL NOTE:

Amounts which were incurred/paid by Children’s Books and Toys, Inc. (Case No. 03-13674) and reimbursed by Hancock Park Capital II LP and SB Capital Group are recorded net on these statements.

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

In re: Children’s Books & Toys, Inc.	Case No. 03-13674
Debtor	Reporting Period: March 2004 (February 29, 2004 thru April 3, 2004)

BALANCE SHEET

(000s)

The Balance Sheet is to be completed on an accrual basis only.  Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents	$37,972.3	$1,319.7
Restricted Cash and Cash Equivalents (see continuation sheet)	—	—
Accounts Receivable (Net)	750.1	873.8
Notes Receivable	—	—
Inventories	—	24,295.7
Prepaid Expenses	869.6	1,600.8
Professional Retainers	228.7	1,121.6
Other Current Assets (attach schedule)	—	—
TOTAL CURRENT ASSETS	$39,820.7	$29,211.6
PROPERTY AND EQUIPMENT
Real Property and Improvements	—	—
Machinery and Equipment	—	5,963.9
Furniture, Fixtures and Office Equipment	—	18,896.6
Leasehold Improvements	—	—
Vehicles	—	—
Less Accumulated Depreciation	—	(16,867.7)
TOTAL PROPERTY & EQUIPMENT	$—	$7,992.7
OTHER ASSETS
Loans to Insiders*	536.4	536.4
Other Assets (attach schedule)	3,689.1	8,284.6
TOTAL OTHER ASSETS	$4,225.5	$8,821.0

TOTAL ASSETS	$44,046.2	$46,025.4

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable	—	—
Taxes Payable (refer to FORM MOR-4)	—	—
Wages Payable	—	—
Notes Payable	—	—
Rent / Leases - Building/Equipment	—	—
Secured Debt / Adequate Protection Payments	—	58,212.1
Professional Fees	751.1	—
Amounts Due to Insiders*	—	—
Due to/(from)- I/C	16,174.9	(58,512.9)
Other Postpetition Liabilities (attach schedule)	—	—
TOTAL POSTPETITION LIABILITIES	$16,926.0	$(300.8)
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt	14,606.6	14,660.0
Priority Debt	156.7	854.9
Unsecured Debt	44,155.2	44,389.8
TOTAL PRE-PETITION LIABILITIES	$58,918.5	$59,904.7

TOTAL LIABILITIES	$75,844.5	$59,603.9
OWNER EQUITY
Capital Stock	—	—
Additional Paid-In Capital	—	—
Partners’ Capital Account	—	—
Owner’s Equity Account	—	—
Retained Earnings - Pre-Petition	(13,578.5)	(13,578.5)
Retained Earnings - Postpetition	(18,219.8)	—
Adjustments to Owner Equity (attach schedule)	—	—
Postpetition Contributions (Distributions) (Draws) (attach schedule)	—	—
NET OWNER EQUITY	$(31,798.3)	$(13,578.5)

TOTAL LIABILITIES AND OWNERS’ EQUITY	$44,046.2	$46,025.4

FORM MOR-3
(9/99)

*“Insider” is defined in 11 U.S.C. Section 101(31).

GENERAL NOTE:

Amounts which were incurred/paid by Children’s Books and Toys, Inc. (Case No. 03-13674) and reimbursed by Hancock Park Capital II LP and SB Capital Group are recorded net on these statements.

In re: Children’s Books & Toys, Inc.	Case No. 03-13674
Debtor	Reporting Period: March 2004 (February 29, 2004 thru April 3, 2004)

BALANCE SHEET-continuation sheet

(000s)

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Current Assets
None

Other Assets
Deposits	$3,689.1	$2,312.9
Patents & Trademarks	—	213.3
Intangibles	—	4,578.0
Deferred Tax Asset	—	—
Deferred Financing Costs	—	1,180.4
Investment in Subsidiary	—	—

Total Other Assets	$3,689.1	$8,284.6

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Postpetition Liabilities
None

	$—	$—
Adjustments to Owner Equity
None

	$—	$—
Postpetition Contributions (Distributions) (Draws)
None

Restricted Cash:  cash that is restricted for a specific use and not available to fund operations.  Typically, restricted cash is segregated into a separate account, such as an escrow account.

GENERAL NOTE:

Amounts which were incurred/paid by Children’s Books and Toys, Inc. (Case No. 03-13674) and reimbursed by Hancock Park Capital II LP and SB Capital Group are recorded net on these statements.

In re: Children’s Books & Toys, Inc.	Case No. 03-13674
Debtor	Reporting Period: March 2004 (February 29, 2004 thru April 3, 2004)

STATUS OF POSTPETITION TAXES

(000s)

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.

Attach photocopies of any tax returns filed during the reporting period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal
Withholding						$—
FICA-Employee						—
FICA-Employer	ALL POSTPETITION TAXES HAVE BEEN PAID AS THEY ARE DUE.					—
Unemployment						—
Income						—
Other:						—
Total Federal Taxes	$—	$—	$—			$—
State and Local
Withholding						$—
Sales						—
Excise						—
Unemployment	ALL POSTPETITION TAXES HAVE BEEN PAID AS THEY ARE DUE.					—
Real Property						—
Personal Property						—
Other:						—
Total State and Local						—
Total Taxes	$—	$—	$—			$—

SUMMARY OF UNPAID POSTPETITION DEBTS (in 000s)

Attach aged listing of accounts payable.

Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	$—	$—	$—	$—	$—	$—
Wages Payable	—	—	—	—	—	—
Taxes Payable	—	—	—	—	—	—
Rent/Leases-Building	—	—	—	—	—	—
Rent/Leases-Equipment	—	—	—	—	—	—
Secured Debt/Adequate Protection Payments	—	—	—	—	—	—
Professional Fees	751.1	—	—	—	—	751.1
Amounts Due to Insiders*	—	—	—	—	—	—
Other: I/C due to/due from	16,174.9	—	—	—	—	16,174.9
Other:	—	—	—	—	—	—
Total Postpetition Debts	$16,926.0	$—	$—	$—	$—	$16,926.0

Explain how and when the Debtor intends to pay any past-due postpetition debts.

AS REQUESTED, AGING OF ACCOUNTS PAYABLE BY VENDOR IS NOT PROVIDED.

FORM MOR-4
(9/99)

*“Insider” is defined in 11 U.S.C. Section 101(31).

GENERAL NOTE:

Amounts which were incurred/paid by Children’s Books and Toys, Inc. (Case No. 03-13674) and reimbursed by Hancock Park Capital II LP and SB Capital Group are recorded net on these statements.

In re: Children’s Books & Toys, Inc.	Case No. 03-13674
Debtor	Reporting Period: March 2004 (February 29, 2004 thru April 3, 2004)

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

(in 000s)

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$718.3
+ Amounts billed during the period	96.0
- Amounts collected during the period	64.2
Total Accounts Receivable at the end of the reporting period	$750.1

Accounts Receivable Aging	Amount
0 - 30 days old	$96.0
31 - 60 days old	654.1
61 - 90 days old	—
91+ days old	—
Total Accounts Receivable	750.1
Amount considered uncollectible (Bad Debt)	—
Accounts Receivable (Net)	$750.1

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes		No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.	X	(a)

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.	X	(b)

3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X

4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

(a)  Remainder of warehouse and office furniture, fixtures and equipment was sold during the period.

(b)  Children’s Books & Toys, Inc. (#03-13674) was operating under the cash management order. during this reporting period.

GENERAL NOTE:

Amounts which were incurred/paid by Children’s Books and Toys, Inc. (Case No. 03-13674) and reimbursed by Hancock Park Capital II LP and SB Capital Group are recorded net on these statements.
FORM MOR-5
(9/99)

In re: Children’s Books & Toys, Inc.	Case No. 03-13674
Reporting Period: March 2004 (February 29, 2004 thru April 3, 2004)

Bank Account Name	Bank Account Number	Account Type	Balance Per Books
Bank of the West	191-008-820	Store Depository	3,145.30	953
Bank One	158-113-2881	Store Depository	56.00	979
Bank One	111-0021-226088	Store Depository	35,947.63	950
Citizens Bank	610166-160-5	Store Depository	0.00	915
Community First National Bank	4500050526	Store Depository	281.42	925
Downey Savings	3820005928	Store Depository	0.00	952
Fleet Bank	80229736	Disbursement Account	(122,891.44)	100-120-50000
Fleet Bank	9392853061	Concentration Account	32,293,151.00	100-101-50000
Fleet Bank	9421407475	Main Account	21,300.04	100-100-50000
Fleet Bank	9421407600	Payroll	(39,342.43)	100-133-50000
PNC Bank	8010356744	Store Depository	0.00	920
Provident Bank	0049-545	Store Depository	0.00	971
Suntrust Bank	0000706335465	Store Depository	2,682.73	924
US Bank	0-004-2257-8857	Store Depository	907.82	943
Wachovia	2000011053507	Store Depository	949.59	958
Webster Bank	000-9009-972	Store Depository	1,604.13	946
Wells Fargo Bank	4168372225	Main Operating	2,900,893.00	100-107-50000
Wells Fargo Bank	4168379105	Payroll	(156,314.55)	100-135-70000
Wells Fargo Bank		Investment Account	1,500,000.00	100-102-50000
Levene, Neale, Bender & Rankin L.L.P. - Trust Accounts	99700023486	Escrow	1,416,953.55
Levene, Neale, Bender & Rankin L.L.P. - Trust Accounts	99700023239	Escrow	112,999.75

Cash per Balance Sheet (MOR 3)			37,972,323.54

GENERAL NOTE:

Amounts which were incurred/paid by Children’s Books and Toys, Inc. (Case No. 03-13674) and reimbursed by Hancock Park Capital II LP and SB Capital Group are recorded net on these statements.

UNITED STATES BANKRUPTCY COURT
FOR DISTRICT OF DELAWARE

In re: ZB Company Inc.	Case No. 03-13672
Reporting Period: March 2004 (February 29, 2004 thru April 3, 2004)

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes	No
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1 (CON’T)	Yes	Yes
Copies of bank statements		Yes	Yes
Cash disbursements journals		Yes	No
Statement of Operations	MOR-2	Yes	No
Balance Sheet	MOR-3	Yes	No
Status of Postpetition Taxes	MOR-4	Yes	Yes
Copies of IRS Form 6123 or payment receipt		No	No
Copies of tax returns filed during reporting period		No	No
Summary of Unpaid Postpetition Debts	MOR-4	Yes	No
Listing of aged accounts payable		Yes	Yes
Accounts Receivable Reconciliation and Aging	MOR-5	Yes	No
Debtor Questionnaire	MOR-5	Yes	No

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

Signature of Authorized Individual*	Date

Jerome A. Kollar	Senior Vice President - Finance
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

FORM MOR
(9/99)

In re: ZB Company Inc.	Case No. 03-13672
Debtor	Reporting Period: March 2004 (February 29, 2004 thru April 3, 2004)

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statement.  The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed.   The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns.  The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1).  Attach copies of the bank statements and the cash disbursements journal.  The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page.  A bank reconciliation must be attached for each account.  [See MOR-1 (CON’T)]

							CURRENT MONTH		CUMULATIVE FILING TO DATE
	Main Acct	Disb Acct	Payroll	Fleet Payroll	Payroll	Store Accts	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	$31,680	$(7,632)	$(133,172)	$(76,850)	$(119,951)	$204,375	$52,150		$482,127

RECEIPTS
CASH SALES							0		9,564,045
ACCOUNTS RECEIVABLE	503,861						503,861		878,834
LOANS AND ADVANCES							0		0
SALE OF ASSETS							0		0
OTHER (ATTACH LIST) (1)							0		-3,350,394
TRANSFERS (FROM DIP ACCTS)	568,548				371,906		940,454		11,896,104
							0		0
TOTAL RECEIPTS	1,072,409	0	0	0	371,906	0	1,444,315		18,988,589

DISBURSEMENTS
NET PAYROLL					209,962		209,962		815,407
PAYROLL TAXES					41,992		41,992		223,764
Fund Payroll Accounts							0		0
Fund Disbursement Accounts							0		0
SALES, USE, & OTHER TAXES							0		5,301,323
INVENTORY PURCHASES							0		0
SECURED/ RENTAL/ LEASES							0		0
INSURANCE							0		0
ADMINISTRATIVE						152	152		17,487
SELLING							0		3,391
OTHER (ATTACH LIST)							0		0
Paydown Line							0		0
OWNER DRAW *							0		0
Transfers to concentration accounts	535,541			76,850		126,070	738,462		12,603,447
							0		0
PROFESSIONAL FEES	568,548						568,548		568,548
U.S. TRUSTEE QUARTERLY FEES							0		0
COURT COSTS							0		0
TOTAL DISBURSEMENTS	1,104,089	0	0	76,850	251,955	126,222	1,559,117		19,533,368

NET CASH FLOW	$(31,680)	$0	$0	$(76,850)	$119,951	$(126,222)	$(114,802)		$(544,779)
(RECEIPTS LESS DISBURSEMENTS)

CASH - END OF MONTH	$(0)	$(7,632)	$(133,172)	$0	$0	$78,152	$(62,652)		$(62,652)

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:   (FROM CURRENT MONTH ACTUAL COLUMN)

TOTAL DISBURSEMENTS	$
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$

FORM MOR-1
(9/99)

(1) OTHER (RECEIPTS&DISBURSEMENTS)

Includes amounts received/disbursed related to Liquidation Agreement with SB Capital and the purchase of Right Start inventory by Hancock Park Capital.

GENERAL NOTE:

Amounts which were incurred/paid by ZB Company, Inc. (Case No. 03-13672) and reimbursed by SB Capital Group are recorded net on these statements.

In re: ZB Company Inc.	Case No. 03-13672
Debtor	Reporting Period: March 2004 (February 29, 2004 thru April 3, 2004)

BANK RECONCILIATIONS

Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account.  The debtor’s bank reconciliation may be substituted for this page.

Operating	Payroll	Tax	Other
#	#	#	#

BALANCE PER BOOKS

BANK BALANCE
(+) DEPOSITS IN TRANSIT (ATTACH LIST)	SEE LISTING ATTACHED WHICH INCLUDES:
(-) OUTSTANDING CHECKS (ATTACH LIST)	BANK ACCOUNT NAME
OTHER (ATTACH EXPLANATION)	BANK ACCOUNT NUMBER
ADJUSTED BANK BALANCE *	BOOK BALANCE FOR EACH BANK ACCOUNT LISTED

* Adjusted bank balance must equal balance per books

ALL ACCOUNTS HAVE BEEN RECONCILED AS OF APRIL 3, 2004.

DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING	Ck. #	Amount	Ch. #	Amount	Ck. #	Amount	Ck. #	Amount

GENERAL NOTE:

Amounts which were incurred/paid by ZB Company, Inc. (Case No. 03-13672) and reimbursed by SB Capital Group are recorded net on these statements.

In re: ZB Company Inc.	Case No. 03-13672
Debtor	Reporting Period: March 2004 (February 29, 2004 thru April 3, 2004)

STATEMENT OF OPERATIONS

(Income Statement)

(000s)

The Statement of Operations is to be prepared on an accrual basis.  The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Gross Revenues	$—	$—
Less: Returns and Allowances	—	—
Net Revenue	$—	$—
COST OF GOODS SOLD
Beginning Inventory	—	—
Add: Purchases	—	—
Add: Cost of Labor	—	—
Add: Other Costs (attach schedule)	—	—
Less: Ending Inventory	—	—
Cost of Goods Sold	—	—
Gross Profit	$—	$—
OPERATING EXPENSES
Advertising	—	59.6
Auto and Truck Expense	—	—
Bad Debts	—	—
Contributions	—	—
Employee Benefits Programs	—	—
Insider Compensation*	—	—
Insurance	25.7	147.6
Management Fees/Bonuses	—	114.6
Office Expense	—	—
Pension & Profit-Sharing Plans	—	—
Repairs and Maintenance	—	58.2
Rent and Lease Expense	—	(1,329.9	)(1)
Salaries/Commissions/Fees	—	(470.6	)(2)
Supplies	—	250.2
Taxes - Payroll	—	306.4
Taxes - Real Estate	—	(22.9)
Taxes - Other	—	3.6
Travel and Entertainment	—	—
Utilities	5.7	332.4
Other (attach schedule)	2.2	447.8
Total Operating Expenses Before Depreciation	33.6	(103.0)
Depreciation/Depletion/Amortization	—	176.3
Net Profit (Loss) Before Other Income & Expenses	$(33.6)	$(73.3)
OTHER INCOME AND EXPENSES
Other Income (attach schedule)	—	—
Interest Expense	—	—
Other Expense (attach schedule)	—	—
Net Profit (Loss) Before Reorganization Items	$(33.6)	$(73.3)
REORGANIZATION ITEMS
Professional Fees	348.5	348.5
Allocation of Previously Recorded Professional Fees to Entities	1,308.7	1,308.7
U. S. Trustee Quarterly Fees	—	—
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)	—	—
Gain (Loss) from Sale of Equipment	—	—
Other Reorganization Expenses (attach schedule)	649.6	13,896.5	(3)
Total Reorganization Expenses	2,306.8	15,553.7
Income Taxes	—	—
Net Profit (Loss)	$(2,340.4)	$(15,627.0)

*“Insider” is defined in 11 U.S.C. Section 101(31).

FORM MOR-2

(9/99)

(1) Rent expense was recorded prepetition. This credit represents reimbursements from JV/Liquidators for per diem occupancy and other items for which we are paid one week in arrears.

(2) Credit relates to reimbursement of expenses from SB Capital Group - reimbursement is on a lag from when the expense is actually recorded by ZB Company, Inc.

(3) Reorganization expense relates to the recording of lease rejection damages and the writeoff of furniture, fixtures and equipment related to the Zany Brainy retail stores, partially offset by gain on the sale of leases.

GENERAL NOTE:

Amounts which were incurred/paid by ZB Company, Inc. (Case No. 03-13672) and reimbursed by SB Capital Group are recorded net on these statements.

In re: ZB Company Inc.	Case No. 03-13672
Debtor	Reporting Period: March 2004 (February 29, 2004 thru April 3, 2004)

STATEMENT OF OPERATIONS-continuation sheet

(000s)

BREAKDOWN OF “OTHER” CATEGORY	Month	Cumulative Filing to Date

Other Costs
Credit Card Fees / Chargebacks	—	249.3
(Over)/Short	—	48.9
Business Insurance	—	95.1
Bank Service charge/Fees	2.2	24.5
Other/Miscellaneous	—	25.6
Shipping	—	4.4

	$2.2	$447.8
Other Operational Expenses
None

Other Income
None

Other Expenses
None

Other Reorganization Expenses
Writeoff of Intangibles	649.6	649.6
Gain on Sale of Leases	—	(8,392.6)
Lease Rejection Damages	—	12,870.2
Loss on Furniture, Fixtures and Equipment	—	8,769.3

	$649.6	$13,896.5

GENERAL NOTE:

Amounts which were incurred/paid by ZB Company, Inc. (Case No. 03-13672) and reimbursed by SB Capital Group are recorded net on these statements.

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

In re: ZB Company Inc.	Case No. 03-13672
Debtor	Reporting Period: March 2004 (February 29, 2004 thru April 3, 2004)

BALANCE SHEET

(000s)

The Balance Sheet is to be completed on an accrual basis only.  Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents	$(62.7)	$502.5
Restricted Cash and Cash Equivalents (see continuation sheet)	—	—
Accounts Receivable (Net)	315.0	1,983.6	(1)
Notes Receivable	—	—
Inventories	—	38,426.7
Prepaid Expenses	—	—
Professional Retainers	—	—
Other Current Assets (attach schedule)	—	—
TOTAL CURRENT ASSETS	$252.3	$40,912.8
PROPERTY AND EQUIPMENT
Real Property and Improvements	—	—
Machinery and Equipment	—	1,765.7
Furniture, Fixtures and Office Equipment	—	19,209.0
Leasehold Improvements	—	—
Vehicles	—	—
Less Accumulated Depreciation	—	(11,582.0)
TOTAL PROPERTY & EQUIPMENT	$—	$9,392.8
OTHER ASSETS
Loans to Insiders*	—	—
Other Assets (attach schedule)	87.8	815.3
TOTAL OTHER ASSETS	$87.8	$815.3

TOTAL ASSETS	$340.1	$51,120.9

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable	—	—
Taxes Payable (refer to FORM MOR-4)	—	—
Wages Payable	—	—
Notes Payable	—	—
Rent / Leases - Building/Equipment	—	—
Secured Debt / Adequate Protection Payments	—	—
Professional Fees	—	—
Amounts Due to Insiders*	—	—
Due to/(from)- I/C	398.3	44,522.1
Other Postpetition Liabilities (attach schedule)	—	—
TOTAL POSTPETITION LIABILITIES	$398.3	$44,522.1
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt	—	—
Priority Debt	483.1	1,269.5
Unsecured Debt	15,085.7	5,329.3
TOTAL PRE-PETITION LIABILITIES	$15,568.8	$6,598.8

TOTAL LIABILITIES	$15,967.0	$51,120.9
OWNER EQUITY
Capital Stock	—	—
Additional Paid-In Capital	—	—
Partners’ Capital Account	—	—
Owner’s Equity Account	—	—
Retained Earnings - Pre-Petition	—	—
Retained Earnings - Postpetition	(15,627.0)	—
Adjustments to Owner Equity (attach schedule)	—	—
Postpetition Contributions (Distributions) (Draws) (attach schedule)	—	—
NET OWNER EQUITY	$(15,627.0)	$—

TOTAL LIABILITIES AND OWNERS’ EQUITY	$340.1	$51,120.9

FORM MOR-3
(9/99)

* “Insider” is defined in 11 U.S.C. Section 101(31).

GENERAL NOTE:

Amounts which were incurred/paid by ZB Company, Inc. (Case No. 03-13672) and reimbursed by SB Capital Group are recorded net on these statements.

(1)  Accounts Receivable balance primarily relates to outstanding credit card receipts due to timing at the end of each period.  The Account Receivable amounts related to credit card receipts are collected by ZB Company Inc. (Case No. 03-13672) on behalf of SB Capital Group, the liquidation company. These credit card receivables would relate to sales in conjuction with the Zany Brainy brand retail stores.

In re: ZB Company Inc.	Case No. 03-13672
Debtor	Reporting Period: March 2004 (February 29, 2004 thru April 3, 2004)

BALANCE SHEET-continuation sheet

(000s)

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Current Assets
None

Other Assets
Deposits	$87.8	$165.7
Intangibles	0.0	649.6

Total Other Assets	$87.8	$815.3

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Postpetition Liabilities
None

	$—	$—
Adjustments to Owner Equity
None

	$—	$—
Postpetition Contributions (Distributions) (Draws)
None

Restricted Cash:  cash that is restricted for a specific use and not available to fund operations.  Typically, restricted cash is segregated into a separate account, such as an escrow account.

GENERAL NOTE:

Amounts which were incurred/paid by ZB Company, Inc. (Case No. 03-13672) and reimbursed by SB Capital Group are recorded net on these statements.

In re: ZB Company Inc.	Case No. 03-13672
Debtor	Reporting Period: March 2004 (February 29, 2004 thru April 3, 2004)

STATUS OF POSTPETITION TAXES
(000s)

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.

Attach photocopies of any tax returns filed during the reporting period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal
Withholding						$—
FICA-Employee						—
FICA-Employer	ALL POSTPETITION TAXES HAVE BEEN PAID AS THEY ARE DUE.					—
Unemployment						—
Income						—
Other:						—
Total Federal Taxes	$—	$—	$—			$—
State and Local
Withholding						$—
Sales						—
Excise						—
Unemployment	ALL POSTPETITION TAXES HAVE BEEN PAID AS THEY ARE DUE.					—
Real Property						—
Personal Property						—
Other:						—
Total State and Local						$—
Total Taxes	$—	$—	$—			$—

SUMMARY OF UNPAID POSTPETITION DEBTS

(in 000s)

Attach aged listing of accounts payable.

Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	$—	$—	$—	$—	$—	$—
Wages Payable	—	—	—	—	—	—
Taxes Payable	—	—	—	—	—	—
Rent/Leases-Building	—	—	—	—	—	—
Rent/Leases-Equipment	—	—	—	—	—	—
Secured Debt/Adequate Protection Payments	—	—	—	—	—	—
Professional Fees	—	—	—	—	—	—
Amounts Due to Insiders*	—	—	—	—	—	—
Other: I/C due to/due from	398.3	—	—	—	—	398.3
Other:	—	—	—	—	—	—
Total Postpetition Debts	$398.3	$—	$—	$—	$—	$398.3

Explain how and when the Debtor intends to pay any past-due postpetition debts.

AS REQUESTED, AGING OF ACCOUNTS PAYABLE BY VENDOR IS NOT PROVIDED.

* “Insider” is defined in 11 U.S.C. Section 101(31).	FORM MOR-4
(9/99)

GENERAL NOTE:

Amounts which were incurred/paid by ZB Company, Inc. (Case No. 03-13672) and reimbursed by SB Capital Group are recorded net on these statements.

In re: ZB Company Inc.	Case No. 03-13672
Debtor	Reporting Period: March 2004 (February 29, 2004 thru April 3, 2004)

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

(in 000s)

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$3,807.2
+ Amounts billed during the period	0.0
- Amounts collected during the period	3,492.2
Total Accounts Receivable at the end of the reporting period	$315.0

Accounts Receivable Aging	Amount
0 - 30 days old	$0.0
31 - 60 days old	249.9
61 - 90 days old	0.0
91+ days old	65.1
Total Accounts Receivable	315.0
Amount considered uncollectible (Bad Debt)	0.0
Accounts Receivable (Net)	$315.0

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes		No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.			X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.	X	(a)
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

(a)  ZB Company Inc. (#03-13672) was operating under the cash management order during this reporting period.

GENERAL NOTE:

Amounts which were incurred/paid by ZB Company, Inc. (Case No. 03-13672) and reimbursed by SB Capital Group are recorded net on these statements.

FORM MOR-5
(9/99)

In re: ZB Company Inc.	Case No. 03-13672
Reporting Period: March 2004 (February 29, 2004 thru April 3, 2004)

Bank Account Name	Bank Account Number	Account Type	Balance Per Books
AmSouth Bank	04763831	Store Depository	12,051.06	306
Bank One	000000620760736	Store Depository	5,487.39	565
Bremer Bank	6632965	Store Depository	6,147.57	510
BT&T/First Virginia Bank	0722-1711	Store Depository	3,188.98	213
Flagstar Bank	581523596	Store Depository	6,398.90	539
Key Bank	325630001502	Store Depository	11,625.21	427
M&T Bank	8892550404	Store Depository	10,161.83	110
M&T Bank	8891335625	Store Depository	3,844.54	451
New York Community Bank	50450004853	Store Depository	4,801.97	433
North Shore Bank	8030018493	Store Depository	745.81	438
Standard Federal	6822843055	Store Depository	7,275.48	541
US Bank	000754855559	Store Depository	6,423.22	508
Wells Fargo Bank	4168383214	Main Account	(140,804.14)	100-100

TOTAL			(62,652.18)

GENERAL NOTE:

Amounts which were incurred/paid by ZB Company, Inc. (Case No. 03-13672) and reimbursed by SB Capital Group are recorded net on these statements.

UNITED STATES BANKRUPTCY COURT

FOR DISTRICT OF DELAWARE

In re: Toy Soldier, Inc.	Case No.	03-13675
	Reporting Period:	March 2004 (February 29, 2004 thru April 3, 2004)

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes	No
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1 (CON’T)	Yes	Yes
Copies of bank statements		Yes	Yes
Cash disbursements journals		Yes	No
Statement of Operations	MOR-2	Yes	No
Balance Sheet	MOR-3	Yes	No
Status of Postpetition Taxes	MOR-4	Yes	Yes
Copies of IRS Form 6123 or payment receipt		No	No
Copies of tax returns filed during reporting period		No	No
Summary of Unpaid Postpetition Debts	MOR-4	Yes	No
Listing of aged accounts payable		Yes	Yes
Accounts Receivable Reconciliation and Aging	MOR-5	Yes	No
Debtor Questionnaire	MOR-5	Yes	No

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

Signature of Authorized Individual*	Date

Jerome A. Kollar	Senior Vice President - Finance
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

FORM MOR
(9/99)

In re: Toy Soldier, Inc.	Case No. 03-13675
Debtor	Reporting Period: March 2004 (February 29, 2004 thru April 3, 2004)

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statement.   The beginning cash should be the ending cash from the prior month or, if this is the first report,  the amount should be the balance on the date the petition was filed.   The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns.   The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1) .  Attach copies of the bank statements and the cash disbursements journal.  The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page.   A bank reconciliation must be attached for each account.  [See MOR-1 (CON’T)]

								CURRENT MONTH		CUMULATIVE FILING TO DATE
	Disb Acct	Disb Acct	Payroll	Fleet Payroll	Payroll	Disb Acct	Store Accounts	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	-70	510	-16,202	9,375	-83,370	-32,380	177,317	55,179		567,659

RECEIPTS
CASH SALES								0		5,988,264
ACCOUNTS RECEIVABLE								0		0
LOANS AND ADVANCES								0		0
SALE OF ASSETS								0		0
OTHER (ATTACH LIST) (1)								0		-2,903,581
TRANSFERS (FROM DIP ACCTS)	454,908				313,397	32,380		800,685		7,143,435
								0		0
TOTAL RECEIPTS	454,908	0	0	0	313,397	32,380	0	800,685		10,228,118

DISBURSEMENTS
NET PAYROLL					191,689			191,689		939,890
PAYROLL TAXES					38,338			38,338		255,088
Fund Payroll Accounts								0		0
Fund Disbursement Accounts								0		0
SALES, USE, & OTHER TAXES								0		2,044,274
INVENTORY PURCHASES								0		0
SECURED/ RENTAL/ LEASES								0		1,151,455
INSURANCE								0		0
ADMINISTRATIVE								0		9,723
SELLING								0		1,079
OTHER (ATTACH LIST) (1)								0		721,441
Paydown Line								0		0
OWNER DRAW *								0		0
Transfers to concentration accounts		510		9,375			101,861	111,746		5,158,736
								0		0
PROFESSIONAL FEES	454,838							454,838		454,838
U.S. TRUSTEE QUARTERLY FEES								0		0
COURT COSTS								0		0
TOTAL DISBURSEMENTS	454,838	510	0	9,375	230,027	0	101,861	796,611		10,736,524

NET CASH FLOW	70	-510	0	-9,375	83,370	32,380	-101,861	4,074		-508,406
(RECEIPTS LESS DISBURSEMENTS)

CASH - END OF MONTH	0	0	-16,202	0	0	0	75,456	59,253		59,253

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)

TOTAL DISBURSEMENTS	$
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$

FORM MOR-1
(9/99)

(1)           OTHER (RECEIPTS&DISBURSEMENTS)

Includes amounts received/disbursed related to Liquidation Agreement with SB Capital and the purchase of Right Start inventory by Hancock Park Capital.

GENERAL NOTE:

Amounts which were incurred/paid by Toy Soldier, Inc. (Case No. 03-13675) and reimbursed by SB Capital Group are recorded net on these statements.

In re: Toy Soldier, Inc.	Case No. 03-13675
Debtor	Reporting Period: March 2004 (February 29, 2004 thru April 3, 2004)

BANK RECONCILIATIONS

Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account.  The debtor’s bank reconciliation may be substituted for this page.

Operating	Payroll	Tax	Other
#	#	#	#

BALANCE PER BOOKS

BANK BALANCE
(+) DEPOSITS IN TRANSIT (ATTACH LIST)	SEE LISTING ATTACHED WHICH INCLUDES:
(-) OUTSTANDING CHECKS (ATTACH LIST)	BANK ACCOUNT NAME
OTHER (ATTACH EXPLANATION)	BANK ACCOUNT NUMBER
ADJUSTED BANK BALANCE *	BOOK BALANCE FOR EACH BANK ACCOUNT LISTED

* Adjusted bank balance must equal balance per books

ALL ACCOUNTS HAVE BEEN RECONCILED AS OF APRIL 3, 2004.

DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING	Ck. #	Amount	Ch. #	Amount	Ck. #	Amount	Ck. #	Amount

GENERAL NOTE:

Amounts which were incurred/paid by Toy Soldier, Inc. (Case No. 03-13675) and reimbursed by SB Capital Group are recorded net on these statements.

OTHER

In re: Toy Soldier, Inc.	Case No. 03-13675
Debtor	Reporting Period: March 2004 (February 29, 2004 thru April 3, 2004)

STATEMENT OF OPERATIONS

(Income Statement)

(000s)

The Statement of Operations is to be prepared on an accrual basis.  The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

	Month	Cumulative Filing to Date
REVENUES
Gross Revenues	$—	$528.2
Less: Returns and Allowances	—	—
Net Revenue	$—	$528.2
COST OF GOODS SOLD
Beginning Inventory	—	$—
Add: Purchases	—	—
Add: Cost of Labor	—	—
Add: Other Costs (attach schedule)	—	—
Less: Ending Inventory	—	—
Cost of Goods Sold	—	391.0
Gross Profit	$—	$137.2
OPERATING EXPENSES
Advertising	—	35.7
Auto and Truck Expense	—	—
Bad Debts	—	—
Contributions	—	—
Employee Benefits Programs	—	—
Insider Compensation*	—	—
Insurance	128.7	256.7
Management Fees/Bonuses	—	38.0
Office Expense	—	—
Pension & Profit-Sharing Plans	—	—
Repairs and Maintenance	—	106.0
Rent and Lease Expense	37.1	(2,304.9	)(1)
Salaries/Commissions/Fees	—	(194.7	)(2)
Supplies	—	142.1
Taxes - Payroll	—	209.1
Taxes - Real Estate	—	(8.8)
Taxes - Other	—	—
Travel and Entertainment	—	—
Utilities	5.4	147.7
Other (attach schedule)	23.7	323.0
Total Operating Expenses Before Depreciation	194.9	(1,250.1)
Depreciation/Depletion/Amortization	—	55.1
Net Profit (Loss) Before Other Income & Expenses	$(194.9)	$1,332.2
OTHER INCOME AND EXPENSES
Other Income (attach schedule)		—
Interest Expense	—	—
Other Expense (attach schedule)	—	—
Net Profit (Loss) Before Reorganization Items	$(194.9)	$1,332.2
REORGANIZATION ITEMS
Professional Fees	278.8	278.8
Allocation of Previously Recorded Professional Fees to Entities	1,046.9	1,046.9
U. S. Trustee Quarterly Fees	—	—
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)	—	—
Gain (Loss) from Sale of Equipment	—	—
Other Reorganization Expenses (attach schedule)	—	(10,797.2	)(3)
Total Reorganization Expenses	1,325.7	(9,471.5)
Income Taxes	—	—
Net Profit (Loss)	$(1,520.6)	$10,803.7

*“Insider” is defined in 11 U.S.C. Section 101(31).

FORM MOR-2
(9/99)

(1) Credit relates to the writeoff of deferred rent related to the closed stores.

(2) Credit relates to reimbursement of expenses from SB Capital Group - reimbursement is on a lag from when the expense is actually recorded by Toy Soldier, Inc.

(3) Gain relates to the sale of two Toy Soldier leases, the Toy Soldier catalog and internet business and Toy Soldier intellectual property offset by lease rejection damages related to the Toy Soldier retail stores, loss on inventory as a result of the sale of the Toy Soldier catalog and internet business and the writeoff of fixed and intangible assets related to the Toy Soldier, Inc. business.

GENERAL NOTE:

Amounts which were incurred/paid by Toy Soldier, Inc. (Case No. 03-13675) and reimbursed by SB Capital Group are recorded net on these statements.

In re: Toy Soldier, Inc.	Case No. 03-13675
Debtor	Reporting Period: March 2004 (February 29, 2004 thru April 3, 2004)

STATEMENT OF OPERATIONS-continuation sheet

(000s)

BREAKDOWN OF “OTHER” CATEGORY	Month	Cumulative Filing to Date

Other Costs
Credit Card Fees / Chargebacks		183.4
Over/Short		0.6
Armored Car Fees		0.7
Business Insurance		56.4
Bank Service charge/Fees		18.5
Other/Miscellaneous	3.2	22.2
Shipping	20.5	41.2

	$23.7	$323.0
Other Operational Expenses
None

Other Income
None

Other Expenses
None

	$—	$—
Other Reorganization Expenses
Sale of FAO Schwarz business to VGAS	—	(39,826.2)
Sale of FAO Schwarz intellectual property - Due to FAO, Inc.	—	15,000.0
Lease Rejection Damages	—	5,674.8
Loss on Furniture, Fixtures and Equipment	—	4,421.9
Loss on Inventory	—	3,358.1
Writeoff Of Intangible Assets	—	574.2

	$—	$(10,797.2)

GENERAL NOTE:

Amounts which were incurred/paid by Toy Soldier, Inc. (Case No. 03-13675) and reimbursed by SB Capital Group are recorded net on these statements.

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

In re: Toy Soldier, Inc.	Case No. 03-13675
Debtor	Reporting Period: March 2004 (February 29, 2004 thru April 3, 2004)

BALANCE SHEET

(000s)

The Balance Sheet is to be completed on an accrual basis only.  Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents	$59.3	$857.1
Restricted Cash and Cash Equivalents (see continuation sheet)	—	—
Accounts Receivable (Net)	437.2	1,345.5
Notes Receivable	—	—
Inventories	—	11,142.0
Prepaid Expenses	—	73.1
Professional Retainers	—	—
Other Current Assets (attach schedule)	—	—
TOTAL CURRENT ASSETS	$496.5	$13,417.8
PROPERTY AND EQUIPMENT
Real Property and Improvements	—	—
Machinery and Equipment	—	275.8
Furniture, Fixtures and Office Equipment	—	6,384.2
Leasehold Improvements	—	—
Vehicles	—	—
Less Accumulated Depreciation	—	(1,983.5)
TOTAL PROPERTY & EQUIPMENT	$—	$4,676.5
OTHER ASSETS
Loans to Insiders*	—	—
Other Assets (attach schedule)	7.4	581.6
TOTAL OTHER ASSETS	$7.4	$581.6

TOTAL ASSETS	$503.9	$18,675.8

LIABILITIES AND OWNER EQUITY		BOOK VALUE ON PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable	—	—
Taxes Payable (refer to FORM MOR-4)	—	—
Wages Payable	—	—
Notes Payable	—	—
Rent / Leases - Building/Equipment	—	—
Secured Debt / Adequate Protection Payments	—	—
Professional Fees	—	—
Amounts Due to Insiders*	—	—
Due to/(from)- I/C	(16,573.1)	13,990.9
Other Postpetition Liabilities (attach schedule)	—	125.4
TOTAL POSTPETITION LIABILITIES	$(16,573.1)	$14,116.2
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt	—	—
Priority Debt	249.7	1,476.4
Unsecured Debt	6,023.6	3,083.2
TOTAL PRE-PETITION LIABILITIES	$6,273.3	$4,559.6

TOTAL LIABILITIES	$(10,299.8)	$18,675.8
OWNER EQUITY
Capital Stock	—	—
Additional Paid-In Capital	—	—
Partners’ Capital Account	—	—
Owner’s Equity Account	—	—
Retained Earnings - Pre-Petition	—	—
Retained Earnings - Postpetition	10,803.7	—
Adjustments to Owner Equity (attach schedule)	—	—
Postpetition Contributions (Distributions) (Draws) (attach schedule)	—	—
NET OWNER EQUITY	$10,803.7	$—

TOTAL LIABILITIES AND OWNERS’ EQUITY	$503.9	$18,675.8

FORM MOR-3
(9/99)

*“Insider” is defined in 11 U.S.C. Section 101(31).

GENERAL NOTE:

Amounts which were incurred/paid by Toy Soldier, Inc. (Case No. 03-13675) and reimbursed by SB Capital Group are recorded net on these statements.

In re: Toy Soldier, Inc.	Case No. 03-13675
Debtor	Reporting Period: March 2004 (February 29, 2004 thru April 3, 2004)

BALANCE SHEET-continuation sheet

(000s)

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Current Assets
None

Other Assets
Deposits	$7.4	$7.4
Intangible Assets	—	574.2

Total Other Assets	$7.4	$581.6

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Postpetition Liabilities
Accrued Royalty	$—	$125.4

	$—	$125.4
Adjustments to Owner Equity

	$—	$—
Postpetition Contributions (Distributions) (Draws)
None

Restricted Cash:  cash that is restricted for a specific use and not available to fund operations.  Typically, restricted cash is segregated into a separate account, such as an escrow account.

GENERAL NOTE:

Amounts which were incurred/paid by Toy Soldier, Inc. (Case No. 03-13675) and reimbursed by SB Capital Group are recorded net on these statements.

In re: Toy Soldier, Inc.	Case No. 03-13675
Debtor	Reporting Period: March 2004 (February 29, 2004 thru April 3, 2004)

STATUS OF POSTPETITION TAXES

(000s)

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.

Attach photocopies of any tax returns filed during the reporting period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal
Withholding
FICA-Employee
FICA-Employer	ALL POSTPETITION TAXES HAVE BEEN PAID AS THEY ARE DUE.
Unemployment
Income
Other:
Total Federal Taxes	$—	$—	$—			$—
State and Local
Withholding
Sales
Excise
Unemployment	ALL POSTPETITION TAXES HAVE BEEN PAID AS THEY ARE DUE.
Real Property
Personal Property
Other:						—
Total State and Local						$—
Total Taxes	$—	$—	$—			$—

SUMMARY OF UNPAID POSTPETITION DEBTS (in 000s)

Attach aged listing of accounts payable.

Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	$—	$—	$—	$—	$—	$—
Wages Payable	—	—	—	—	—	—
Taxes Payable	—	—	—	—	—	—
Rent/Leases-Building	—	—	—	—	—	—
Rent/Leases-Equipment	—	—	—	—	—	—
Secured Debt/Adequate Protection Payments	—	—	—	—	—	—
Professional Fees	—	—	—	—	—	—
Amounts Due to Insiders*	—	—	—	—	—	—
Other: I/C due to/due from	(16,573.1)	—	—	—	—	(16,573.1)
Other: See listing at MOR3	—	—	—	—	—	—
Total Postpetition Debts	$(16,573.1)	$—	$—	$—	$—	$(16,573.1)

Explain how and when the Debtor intends to pay any past-due postpetition debts.

AS REQUESTED, AGING OF ACCOUNTS PAYABLE BY VENDOR IS NOT PROVIDED.

FORM MOR-4
(9/99)

*“Insider” is defined in 11 U.S.C. Section 101(31).

GENERAL NOTE:

Amounts which were incurred/paid by Toy Soldier, Inc. (Case No. 03-13675) and reimbursed by SB Capital Group are recorded net on these statements.

In re: Toy Soldier, Inc.	Case No. 03-13675
Debtor	Reporting Period: March 2004 (February 29, 2004 thru April 3, 2004)

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

(in 000s)

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$437.2
+ Amounts billed during the period	—
- Amounts collected during the period	—
Total Accounts Receivable at the end of the reporting period	$437.2

Accounts Receivable Aging	Amount
0 - 30 days old	$—
31 - 60 days old	437.2
61 - 90 days old	—
91+ days old	—
Total Accounts Receivable	437.2
Amount considered uncollectible (Bad Debt)	—
Accounts Receivable (Net)	$437.2

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes		No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.			X

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.	X	(a)

3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X

4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

(a)  Toy Solider, Inc. (#03-13675) was operating under the cash management order during this reporting period.

GENERAL NOTE:

Amounts which were incurred/paid by Toy Soldier, Inc. (Case No. 03-13675) and reimbursed by SB Capital Group are recorded net on these statements.

FORM MOR-5
(9/99)

In re: Toy Soldier, Inc.	Case No. 03-13675
Reporting Period: March 2004 (February 29, 2004 thru April 3, 2004)

Bank Account Name	Bank Account Number	Account Type	Balance Per Books
Citibank	742-420599-0	Store Depository	$4,014.20
Commerce Bank	054256787	Store Depository	$14,609.87
Compass Bank	0010580471	Store Depository	$24,561.18
Fleet Bank	9421407555	Payroll	$(16,202.39)
Key Bank	323520045671	Store Depository	$20,841.79
Oakbrook Bank	110062700	Store Depository	$0.00
Suntrust Bank	1000002987732	Store Depository	$11,428.59

	TOTAL		$59,253.24

GENERAL NOTE:

Amounts which were incurred/paid by Toy Soldier, Inc. (Case No. 03-13675) and reimbursed by SB Capital Group are recorded net on these statements.

UNITED STATES BANKRUPTCY COURT

FOR DISTRICT OF DELAWARE

In re: TRS Liquidation Co.	Case No.	03-13676
	Reporting Period:	March 2004 (February 29, 2004 thru April 3, 2004)

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	N/A	N/A
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1 (CON’T)	N/A	N/A
Copies of bank statements		N/A	N/A
Cash disbursements journals		N/A	N/A
Statement of Operations	MOR-2	N/A	N/A
Balance Sheet	MOR-3	N/A	N/A
Status of Postpetition Taxes	MOR-4	N/A	N/A
Copies of IRS Form 6123 or payment receipt		N/A	N/A
Copies of tax returns filed during reporting period		N/A	N/A
Summary of Unpaid Postpetition Debts	MOR-4	N/A	N/A
Listing of aged accounts payable		N/A	N/A
Accounts Receivable Reconciliation and Aging	MOR-5	N/A	N/A
Debtor Questionnaire	MOR-5	N/A	N/A

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

Signature of Authorized Individual*	Date

Jerome A. Kollar	Senior Vice President - Finance
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

FORM MOR
(9/99)

UNITED STATES BANKRUPTCY COURT

FOR DISTRICT OF DELAWARE

In re: Targoff-RS, LLC	Case No.	03-13678
	Reporting Period:	March 2004 (February 29, 2004 thru April 3, 2004)

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	N/A	N/A
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1 (CON’T)	N/A	N/A
Copies of bank statements		N/A	N/A
Cash disbursements journals		N/A	N/A
Statement of Operations	MOR-2	N/A	N/A
Balance Sheet	MOR-3	N/A	N/A
Status of Postpetition Taxes	MOR-4	N/A	N/A
Copies of IRS Form 6123 or payment receipt		N/A	N/A
Copies of tax returns filed during reporting period		N/A	N/A
Summary of Unpaid Postpetition Debts	MOR-4	N/A	N/A
Listing of aged accounts payable		N/A	N/A
Accounts Receivable Reconciliation and Aging	MOR-5	N/A	N/A
Debtor Questionnaire	MOR-5	N/A	N/A

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

Signature of Authorized Individual*	Date

Jerome A. Kollar	Senior Vice President - Finance
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

FORM MOR
(9/99)